UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

General Dynamics Corp

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
GENERAL DYNAMICS CORPORATION
GENERAL DYNAMICS CORPORATION 11011 SUNSET HILLS ROAD RESTON, VA 20190	2026 Annual Meeting Vote by May 5, 2026 11:59 p.m. Eastern Time. For shares held in a Plan, vote by May 3, 2026 11:59 p.m. Eastern Time.

V89149-P45129-Z91960

You invested in GENERAL DYNAMICS CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2026.

Get informed before you vote

You can view the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by request prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Shareholder Meeting Registration:

To vote and/or attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 6, 2026
9:00 a.m. Eastern Time

Virtually at:

www.VirtualShareholderMeeting.com/GD2026

To be admitted to the virtual meeting, you must register in advance by 11:59 p.m. Eastern Time on May 1, 2026, by accessing www.ProxyVote.com.*

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:

1a.	Richard D. Clarke	For
1b.	Rudy F. deLeon	For
1c.	Cecil D. Haney	For
1d.	Charles W. Hooper	For
1e.	Mark M. Malcolm	For
1f.	Phebe N. Novakovic	For
1g.	C. Howard Nye	For
1h.	Catherine B. Reynolds	For
1i.	Laura J. Schumacher	For
1j.	Robert K. Steel	For
1k.	John G. Stratton	For
1l.	Peter A. Wall	For
2.	Advisory Vote on the Selection of Independent Auditors	For
3.	Advisory Vote to Approve Executive Compensation	For
NOTE: The proxies are authorized to vote, in their discretion, on such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V89150-P45129-Z91960